MUTUAL FUND SERIES TRUST

Catalyst Multi-Strategy Fund

Class A: ACXAX Class C: ACXCX Class I: ACXIX

(the “Fund”)

September 1, 2021

This information supplements certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2020, as supplemented.

Effective November 1, 2021, the Fund’s investment objective will change to the following:

“The Fund's investment objective is total return consisting of income and capital appreciation.”

The Fund’s name will also change to “Catalyst Income and Multi-Strategy Fund.”

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information for the Fund, dated November 1, 2020, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.